UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 4, 2021

CAPITAL SOUTHWEST CORPORATION
(Exact Name Of Registrant As Specified In Charter)

Texas	814-00061	75-1072796
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Lyndon B. Johnson Freeway, Suite 1300
Dallas, Texas 75240
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 238-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.25 par value per share	CSWC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On November 4, 2021, Capital Southwest Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and between the Company and Raymond James & Associates, Inc., as representative of the several underwriters named on Schedule A thereto, in connection with the issuance and sale of $50,000,000 aggregate principal amount of the Company’s 3.375% Notes due 2026 (the “New Notes” and the issuance and sale of the New Notes, the “Offering”).

The New Notes were issued on November 9, 2021 as additional notes under the Base Indenture, dated October 23, 2017 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Fourth Supplemental Indenture, dated August 27, 2021 (the “Fourth Supplemental Indenture”; and together with the Base Indenture, the “Indenture”), pursuant to which the Company issued $100,000,000 aggregate principal amount of the 3.375% Notes due 2026 (the “Existing Notes”) on August 27, 2021. The New Notes are treated as a single series with the Existing Notes under the Indenture and have the same terms as the Existing Notes. The New Notes have the same CUSIP number and are fungible and rank equally with the Existing Notes. Upon issuance of the New Notes, the outstanding aggregate principal amount of the Company’s 3.375% Notes due 2026 is $150,000,000.

The New Notes bear interest at a rate of 3.375% per year payable semi-annually in arrears on April 1 and October 1 of each year, beginning on April 1, 2022. The New Notes will mature on October 1, 2026 and may be redeemed in whole or in part at the Company’s option at any time prior to July 1, 2026, at par plus a “make-whole” premium, and thereafter at par.

The Company intends to use the net proceeds from the Offering to repay a portion of its outstanding indebtedness under the Company's senior secured revolving credit facility (the “Credit Facility”). However, through re-borrowings under the Credit Facility, the Company intends to make investments in accordance with the Company’s investment objective and strategies and for other general corporate purposes, including payment of operating expenses.

The New Notes are the direct unsecured obligations of the Company and rank pari passu with all existing and future unsubordinated unsecured indebtedness issued by the Company, senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the New Notes, effectively subordinated to all of the existing and future secured indebtedness issued by the Company (including indebtedness that is initially unsecured in respect of which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under the Credit Facility, and structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries, including, without limitation, the debentures guaranteed by U.S. Small Business Administration.

The Indenture contains certain covenants, including certain covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(2) of the Investment Company Act of 1940, as amended (the “1940 Act”), or any successor provisions, whether or not the Company continues to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to the Company by the U.S. Securities and Exchange Commission (the “SEC”), to comply with Section 18(a)(1)(B) as modified by Section 61(a)(2) of the 1940 Act, or any successor provisions, after giving effect to any exemptive relief granted to the Company by the SEC and subject to certain other exceptions, and to provide financial information to the holders of the New Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.

In addition, holders of the New Notes can require the Company to repurchase some or all of the New Notes at a purchase price equal to 100% of their principal amount, plus accrued and unpaid interest to, but not including, the repurchase date upon the occurrence of a “Change of Control Repurchase Event,” as defined in the Fourth Supplemental Indenture.

The New Notes were offered and sold in an offering registered under the Securities Act of 1933, as amended, pursuant to the Registration Statement on Form N-2 (File No. 333-259455), the prospectus supplement dated November 4, 2021 and the pricing term sheet filed with the SEC on November 4, 2021. The transaction closed on November 9, 2021. The net proceeds to the Company were approximately $48.9 million, based on the public offering price of 99.993% of the aggregate principal amount of the New Notes, after deducting the underwriting discount of $1.0 million and the estimated offering expenses of approximately $0.1 million payable by the Company.

The foregoing descriptions of the Underwriting Agreement, the Fourth Supplemental Indenture, and the New Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Underwriting Agreement, the Fourth Supplemental Indenture, and the form of global note representing the New Notes, respectively, each filed or incorporated by reference as exhibits hereto and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)          Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 4, 2021, by and between the Company and Raymond James & Associates, Inc., as representative of the several underwriters named on Schedule A thereto.
4.1
Indenture dated as of October 23, 2017, by and between the Company and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit (d)(2) to Registration Statement on Form N-2 (Reg. No. 333-220385) filed on October 23, 2017).

4.2
Fourth Supplemental Indenture, dated as of August 27, 2021, relating to the 3.375% Notes due 2026, by and between the Company and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit 4.2 to Current Report on Form 8-K filed on August 27, 2021).

4.3	Form of Global Note with respect to the 3.375% Notes due 2026 (Incorporated by reference to Exhibit 4.3 to Current Report on Form 8-K filed on August 27, 2021).
5.1	Opinion of Eversheds Sutherland (US) LLP.
23.1	Consent of Eversheds Sutherland (US) LLP (Included in Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2021

By:	/s/ Michael S. Sarner
Name: Michael S. Sarner
Title: Chief Financial Officer